SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 25, 1997


                              INTEGRAL HEALTH, INC.
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             (Exact name of Registrant as specified in its charter)

                                     Nevada
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          (State or other jurisdiction of Incorporation or organization


      33-55254-20                                      87-0438452
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(Commission File Number)                   (I.R.S. Employer Identification No.)

422 Flint Street, Reno, Nevada                                         89501
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(Address of principal executive offices)                             (Zip Code)

                                 (702) 825-4342
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              (Registrant's telephone number, including area code)

        3098 South Highland Drive, Suite 460, Salt Lake City, Utah 84106
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          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     (a) Dismissal of independent accountants.

     (i) On November 25, 1997, the Registrant dismissed Smith & Company as the independent auditors for the Registrant. The dismissal of Smith & Company was not as a result of any disagreement with the Registrant but simply as a result of the recent change of control of the Registrant on October 16, 1997, as reported in the Current Report on Form 8-K filed on October 23, 1997.

     (ii) None of the principal accountant's report on the financial statements of the Registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

     (iii) Not applicable.

     (iv) During the preceding two years and any subsequent interim period preceding their dismissal, the Registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     (v) None of the kinds of events  listed in paragraph  (a)(1)(v)(A)  through
(D) of Regulation S-k Item 304 occurred during the two most recent fiscal years and any subsequent interim periods.

     (b) Engagement of New Independent Accountants.

     On November 25, 1997, the Registrant's board of Directors formally engaged Jones, Jensen & Company of Salt Lake City, Utah, as its new principal accountants (the "new accounting firm") to audit the Registrant's financial statements.

     The Registrant, during the two most recent fiscal years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in Regulation S-K Items 304(a)(2)(i) or (ii).

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (c) Exhibits.

     Letter from Smith & Company re change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        INTEGRAL HEALTH, INC.
                                        (Registrant)


Date: December 1, 1997                  /S/  Dr. Graham Simpson
                                        -----------------------------
                                        By:  Dr. Graham Simpson
                                        Its: President



Date: December 1, 1997                  /S/  Dr. Dell Marting
                                        -----------------------------
                                        By: Dr. Dell Marting
                                        Its: Secretary



Date: December 1, 1997                  /S/  Dr. Dell Marting
                                        -----------------------------
                                        By: Dr. Dell Marting
                                        Its: Chief Financial Officer

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